[LOGO OF THE PARKSTONE ADVANTAGE APPEARS HERE]










                                             [ARTWORK APPEARS HERE]







  Annual Report
December 31, 1998
 Not FDIC Insured

Table of Contents
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998

Message From Your Chairman..................................................   2
Message From Your Investment Adviser........................................   3
Portfolio Performance Discussion............................................   5
Report of Independent Auditors..............................................   9
Statements of Assets and Liabilities........................................  10
Statements of Operations....................................................  11
Statements of Changes in Net Assets.........................................  12
Statements of Cash Flows....................................................  14
Schedules of Portfolio Investments..........................................  15
Notes to Financial Statements...............................................  25
Financial Highlights........................................................  33

Message From Your Chairman
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1998

Dear Shareholders:

I am pleased to be writing to you on behalf of your new Board of Trustees who are listed on the inside back cover of this report. This report summarizes Fund performance for the Parkstone Advantage Fund for the year ended December 31, 1998.

Volatility in the Marketplace

During this past year, the fixed income and equity markets experienced extreme levels of volatility. After declining in July and August, the markets re-bounded throughout the fall.

Despite the volatility of the financial markets, the Fund's long-term posi-tions were strengthened. The key to this accomplishment has been the experi-ence of our investment portfolio management teams. With the maturity to see the market's dip as a short-lived buying opportunity, our portfolio managers capitalized on the situation.

National City Investment Management Company Named Adviser

The merger of National City and First of America Bank was completed on March 31, 1998. With this merger, National City Investment Management Company (IMC) was formed, and on August 5, 1998, was named adviser to the Parkstone Advan-tage Fund and the Parkstone Group of Funds. IMC also serves as adviser to the Armada Funds.

The IMC team, which includes many former First of America managers, uses a disciplined style-specific investment approach, focusing on diversification and risk management.

If you have any questions about the Parkstone Advantage Fund or require any assistance, please do not hesitate to call us at 1-800-355-4555. Best wishes to you in 1999, and thank you for your continued investment in the Parkstone Advantage Fund.

Sincerely,

/s/ Robert D. Neary

Robert D. Neary
Chairman

[LOGO OF THE PARKSTONE ADVANTAGE APPEARS HERE]

     Notice to Shareholders
     Please be advised of the following facts about mutual funds:

                      . Your principal is at risk.

                      . Not an obligation of First of America or National
                        City.

                      . No FDIC coverage.

Message From Your Investment Adviser
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998

Dear Shareholders:

Very simply, the financial markets were more volatile than they have been in decades in the year ended December 31, 1998. When the period opened, Asian markets were in turmoil--and by mid-summer, aftershocks reached our shores. At home, as the summer wore on, signs that our economy's growth was moderating began to appear. After years of strong and stable growth, investors were unnerved. Anxiety mounted. Then, in August, it was evident that the Russian economy was in far worse shape than previously suspected.

The Air Pocket in August

While the fate of Russia has, in fact, only minimal impact on the global econo-my, the psychological impact was far-reaching. When combined with continuing weakness in Asia, instability in Latin America and the potential implosion of several highly leveraged hedge funds, this was a potent combination. Investors ran for cover. Liquidity vanished. Markets worldwide dropped significantly--and no region was spared. Perceived to be a safe haven, U.S. Treasury securities surged. But, in markets abroad and here at home, virtually all other fixed-in-come and equity securities suffered to some degree.

Many of the situations that triggered the decline had eased somewhat by late September. In Southeast Asia, governments were making progress towards struc-tural, economic reforms. In an effort to pull its economy out of the doldrums, the Japanese were moving toward real banking reform. In Latin America, the Brazilians were moving toward an austerity budget with the help of the Interna-tional Monetary Fund, to be funded by the United States. At home, a group of investment banks, with the help of monetary authorities, provided Long Term Capital Management, a multi-billion-dollar hedge fund, with the capital to gradually unwind its positions. Finally, and perhaps most importantly, citing a desire to cushion U.S. economic growth against weakness in foreign economies and its recognition that financial conditions had become less accommodating to growth domestically, the Federal Reserve Board made the first of three cuts in short-term interest rates.

A Virtual Recovery?

With these indications that problems were being addressed, investor confidence began returning and liquidity began to trickle back into the marketplace. More-over, as the environment eased, investors noticed signs of the U.S. economy's underlying strength and impressive resilience. The rate of real growth in the second quarter--despite a reduction in inventories and a large decrease in net exports--was 1.8%. The rate of growth in the third quarter was 3.9%. "Real fi-nal sales" (Gross Domestic Product less inventories) were no longer increasing at the phenomenal pace seen in the past, but they were still advancing. Busi-ness investment was also increasing, just not at the torrid pace of the past year. In short, our economy was still growing, and globally, progress was being made.

Seeing this, market sentiment grew more positive. By October, stocks were re-covering, and the move upward was a powerful one. This time, too, the advance was not as narrow as it had been earlier in the year. Smaller and mid-capital-ization issues received some long-overdue attention. By the period's end, many of the biggest and best-known names had regained most, if not all, of the ground lost. Many smaller and mid-cap stocks were well on their way, also. Clearly, for the moment at least, stock investors seem willing to look beyond whatever economic problems remain unresolved in the increasingly uncertain po-litical environment both at home and abroad.

While the climate also improved in the fixed-income markets, investors were more wary, and the rebound was slower. Sentiment still favored high-quality, intermediate-term securities. Nonetheless, as the year drew to a close, liquid-ity increased in the marketplace. Clearly, confidence once again reigned in the stock market and it was on the comeback trail in the fixed-income arena as well.

A Realistic Assessment

Much of the optimism the recovery indicates is justified. Historically, the type of low interest rate, low inflation, stable growth environment we see ahead has proved to be very favorable for the financial markets. In the short-term, however, there is reason

Message From Your Investment Adviser
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1998

for caution. Very simply, the markets hate uncertainty more than anything--and without question, the political environment both at home and abroad is some-what uncertain at the moment. Abroad, Iraq continues to bedevil the world com-munity. Domestically, heated rhetoric about President Clinton's future lies ahead of us.

Both situations are distracting attention from other problems globally and do-mestically. The Russian, Brazilian and Japanese economies are still weak. Sin-gapore recently reported a large decline in its GDP. At home, we see a decel-eration in the growth of our economy. While a deceleration is very different than a decline, corporate profits are expected to drop off in the coming year.

Against this backdrop, the sheer strength and speed of the recovery in the eq-uities market over the course of the past several months has been very sur-prising. While the news and the environment have improved significantly, we are not out of the woods yet--and the markets may be volatile in the months ahead as we work our way out. On the political front, it is unlikely the situ-ations in Iraq or in Washington will be resolved quickly. Then, again, things in politics can change in the wink of an eye. Regarding the global economic situation, much will depend on the willingness of governments abroad to carry out promised reforms. As a result, in the months ahead, we will be monitoring the speed and depth of the follow-through very closely, as well as events in Washington.

Sincerely,

/s/ Don Ross

Don Ross
Investment Adviser
The Parkstone Advantage Fund

Portfolio Performance Discussion
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1998

Bond Fund

After a relatively quiet first half, the bond market grew extremely volatile in the second half of the year ended December 31, 1998. Worries about turmoil in Asia, trouble in Russia and slowing growth at home peaked in August--and investors fled. Liquidity evaporated. By mid-August, shorter-term U.S. Trea-sury securities were virtually the only place to be. By September, however, many of the situations that had so troubled investors had eased, and the envi-ronment improved significantly. Nonetheless, while far more optimistic than in August, sentiment continued to favor high-quality securities throughout the fall.

Given its conservative positioning and focus on high-quality issues, the Fund, we are pleased to report, held its own in the tumultuous environment of the year. Positioned some 5% longer on the yield curve than the market benchmark, the Fund benefited as interest rates dropped. Also, while not overweighted in Treasuries, the Fund did hold approximately 25% of its assets in these securi-ties, which were among the best performers over the course of the year. As a result, in a year that ultimately proved to be a very challenging one, we are pleased to report that the Fund produced a total return of 6.71%. The Fund's benchmark, the Salomon Brothers Broad Index,/1/ produced a total return of 8.7% for the same period.

Capitalizing on the Environment

Historically, major shifts in sentiment have created opportunities, and that was the case this time as well. As all eyes focused on the Treasury sector, other issues grew more and more attractive. In recent weeks, we have moved to capitalize on several opportunities and have added to our positions in the corporate and mortgage-backed sectors. Moreover, given the environment of the past several months, there is a good deal of supply in the pipeline, particu-larly in the corporate arena. We expect that many of these securities, when issued, will present attractive opportunities. Nonetheless, the markets are still somewhat nervous, and the road ahead could be rocky. Until this changes, we expect to maintain the Fund's conservative positioning.

As of December 31, 1998, 25% of the Fund's net assets were invested in U.S. Treasury securities, 33% in mortgage-backed securities, 26% in corporate bonds and 11% in asset-backed securities, with the remainder invested in cash equiv-alents. As of the same date, the average maturity of the portfolio's holdings was 8.0 years; the average credit quality, AAA.*
-------
*The Portfolio's composition is subject to change.

Bond Fund

  Average Annual Total Return
   As of December 31, 1998
-----------------------------
    Since     One     Five
  Inception   Year    Year
  (9/23/93)
-----------------------------
    4.94%     6.71%   5.30%

-----------------------------

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
          Date      Bond Fund       Salomon Brothers Broad Index
          ----      ---------       ----------------------------
                     $10,000                  $10,000
         Dec-93       $9,960                  $10,010
         Dec-94       $9,424                   $9,725
         Dec-95      $11,024                  $11,531
         Dec-96      $11,222                  $11,948
         Dec-97      $12,085                  $12,709
         Dec-98      $12,896                  $13,815

/1/ The Bond Fund's performance is compared to the Salomon Brothers Broad Index, which represents the performance of overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Portfolio Performance Discussion
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998

Mid Capitalization Fund

The year ended December 31, 1998, was a tumultuous one in the stock markets. Throughout the first half, investors' attention was focused on liquidity, and as a result, few stocks other than the largest and best-known names shone. In August, investors ran for the exits as events unfolded in Asia, Russia and Latin America. While all stocks suffered, small- and mid-cap stocks suffered the steepest declines. From its peak on July 20 through the bottom on October 8, the S&P MidCap 400 Index/1/ fell 27%.

After mid-October, however, equities rebounded strongly as action by the Fed-eral Reserve (the Fed) to ease interest rates, potential reform of the Japanese banking system, and the promise of the International Monetary Fund aid to Latin America calmed investors' fears. Moreover, this time, the advance was more broad-based, and mid-cap stocks bounced back strongly. Many of the Fund's hold-ings performed extremely well. Over the course of the fourth quarter, Sanmina Corp. (2.2% of the Fund's net assets) gained 122%. Office Depot (2.3%), Comverse Technologies, Inc. (1.5%) and Brightpoint (0.9%) were also standout performers, all gaining over 62% in the same time frame.* As a result, while the year ended December 31, 1998, was a challenging one, it was also, in the end, a good one for our portfolio. For the 12-month period, the Fund posted a total return of 10.33%, compared to its benchmark, the S&P MidCap 400 Index, which returned 18.25%.

Earnings Are Key

Clearly, investors' fears have eased, and market sentiment has again grown pos-itive, particularly with regard to smaller and mid-capitalization stocks. At the same time, however, it is clear that our economy is slowing. Consequently, earnings expectations have been lowered--and having been lowered, it is appar-ent there will be no tolerance for misses or near misses. As a result, the mar-kets could be somewhat choppy in the months ahead.

Nonetheless, we believe it may be a very good period for smaller and mid-cap stocks. Having been out of favor throughout much of the market's rise over the past several years and battered badly in August and September, the valuations of these stocks are outstanding relative to larger capitalization issues. From this viewpoint alone, we believe they are in a prime position to take over the leadership of the market. When they will, of course, is impossible to predict. Nevertheless, we are optimistic about the Fund's prospects in the months ahead.

As of December 31, 1998, the top five equity holdings in the Fund were Sungard Data Systems (2.6% of the Fund's net assets), HCR Manor Care Inc. (2.5%), Wat-son Pharmaceutical (2.4%), Century Telephone Enterprises Inc. (2.3%) and Cintas Corp. (2.3%).*
-------
* The Fund's composition is subject to change.

Mid Capitalization Fund

 Average Annual Total Return
  As of December 31, 1998
----------------------------
  Since     One     Five
Inception   Year    Year
(9/23/93)
----------------------------
  11.95%    10.33%  12.26%

----------------------------


                           [LINE GRAPH APPEARS HERE]

           Date   Mid Capitalization Fund  S&P Mid Cap 400 Index
           ----   -----------------------  ---------------------
                         $10,000                   $10,000
          Dec-93         $10,170                   $11,108
          Dec-94          $9,640                   $10,710
          Dec-95         $12,440                   $14,095
          Dec-96         $14,600                   $16,801
          Dec-97         $16,437                   $22,219
          Dec-98         $18,134                   $26,274

/1/ The Mid Capitalization Fund's performance is compared to the Standard &
    Poor's MidCap 400 Index to better reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Mid Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Portfolio Performance Discussion
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1998
Small Capitalization Fund+

The year ended December 31, 1998, was an extremely volatile one in the small-cap markets. Throughout the first half of the period, as financial quakes rocked Asian markets, investors sought liquidity and favored larger capital-ization issues. In the second half of the period, the aftershocks hit our shores. Concerns about the stability of the Russian economy and our own domes-tic political situation added even more uncertainty to the mix. Anxiety skyrocketed, and investors fled to quality. As a result, all but the most de-fensive stocks saw declines in August and September--and once again, smaller cap issues, particularly smaller cap growth issues, took the hardest hit.

By October, investors' fears--while not completely gone--had eased. Small-cap stocks, particularly small-cap growth stocks, which were at their lowest valu-ations on a relative basis in decades, stormed back as the market recovered. Moreover, just as they had experienced the sharpest declines, they made some of the most impressive gains. Despite substantial gains in the fourth quarter, however, the year overall was a disappointing one for small-cap investors. For the twelve months ended December 31, 1998, the industry benchmark, the Russell 2000 Stock Index,/1/ posted a total return of -2.55% compared to -2.51% for the Fund.

Growth in a Slowing Economy

Going forward, we are optimistic about the prospects for small-cap stocks in general, and the Fund's holdings in particular. Despite the recent rally, val-uations in the sector are still astonishingly attractive--in fact, many NASDAQ issues have yet to regain their 1996 highs. In addition, with their lower val-uations and higher growth rates than the larger cap issues, these stocks are likely to become more and more attractive to investors as our economy slows in the coming months.

Given the rather uncertain environment, however, the market may continue to be somewhat volatile in the months ahead. Consequently, in an effort to minimize the impact of market swings on the Fund, we have capitalized on a number of extremely attractive situations and increased the number of names in the port-folio in recent weeks. At the same time, however, we will continue to subject all stocks considered to increased scrutiny--particularly with regard to valu-ation. As a result, while the road ahead may be bumpy, we believe the Fund is extremely well positioned for the ride.

As of December 31, 1998, the top five holdings in the Fund were Annuity & Life RE (2.4% of the Fund's net assets), American Bank Note Holographics (2.0%), Serologicals Corp. (2.0%), Medquist Inc. (1.9%) and Insight Enterprises (1.9%).*
-------
+ Small-capitalization funds typically carry additional risks, since smaller companies general have a higher risk of failure and historically, their stocks have experienced a greater degree of market volatility than stocks on average.
*The Fund's composition is subject to change.

Small Capitalization Fund

 Average Annual Total Return
   As of December 31, 1998
-----------------------------
 Since      One      Five
Inception   Year     Year
(9/23/93)
-----------------------------
 12.69%    -2.51%    11.28%

-----------------------------

                           [LINE GRAPH APPEARS HERE]

           Date    Small Capitalization Fund   Russell 2000 Index
           ----    -------------------------   ------------------
                          $10,000                 $10,000
          Dec-93          $11,000                 $11,092
          Dec-94          $11,580                 $10,890
          Dec-95          $15,710                 $13,987
          Dec-96          $20,370                 $16,299
          Dec-97          $19,256                 $19,943
          Dec-98          $18,772                 $19,434

/1/ The Small Capitalization Fund's performance is compared to the Russell 2000
    Stock Index, which represents the performance of domestically traded common stocks of small- to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as invest-ment management and fund accounting fees. The performance of the Parkstone Advantage Small Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Portfolio Performance Discussion
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1998

International Discovery Fund+

The defining moment for markets worldwide during the year ended December 31, 1998, came in August when the Russian government defaulted on its outstanding debt. While the default itself had little impact on the global economy, the psychological impact was far-reaching. Unnerved by events in Asia earlier in the year and by stocks hitting prices far in excess of anyone's wildest expec-tations of future discounted profits, investors worldwide ran for the exits. The implosion of several well-known hedge funds that had made highly leveraged bets--which, as events played out, did not pay off--intensified anxiety. Li-quidity evaporated, and prices plummeted. No region was spared.

The situation had improved somewhat by early fall due to events in three major markets. In Japan, the government took several steps toward structural reform. In Latin America, the Brazilian government agreed to austerity measures with the United States, several developed market nations and the International Mon-etary Fund. In the United States, the Federal Reserve lowered interest rates to provide liquidity and restore confidence. Consequently, many markets around the world rebounded in the final quarter and ended the year on a strong note. Banks and property companies in Asian markets rose the most. However, due to our concerns over the financial strength of these companies, we avoided these issues. For the year ended December 31, 1998, the Fund generated a total re-turn of 11.61%, versus its benchmark, the MSCI EAFE Index,/1/ which posted a return of 20.00%.

Quality Is Key

Given the circumstances and the environment, we feel that caution was and con-tinues to be well warranted. While we are optimistic, it is clear that many of the problems that roiled the markets in 1998 are not going to be resolved quickly. While reforms have been promised in Japan, what form they will take and how soon they will be instituted is still in question. In Brazil, progress is also somewhat slower than the markets had originally anticipated.

As we noted earlier, the markets in Southeast Asia are showing signs of life. Certainly, in the long run, renewed economic growth will create opportunity. In the short term, however, due to quality considerations, the Fund may remain somewhat underweighted in this region. In Europe, the recent trend toward con-solidation continues. The Fund remains heavily weighted in this region.

As of December 31, 1998, the top five holdings in the Fund were Takeda Chemi-cal Industries (3.9% of the Fund's net assets), Nokia Corp. (3.4%), Glaxo Wellcome PLC (3.1%), Altran Technologies (3.2%) and Wolters Kluwer (2.6%).*
-------
+ International investing is subject to certain risk factors such as currency exchange-rate volatility, possible political, social or economic instabili-ty, foreign taxation and/or differences in accounting and other financial standards.
* The Fund's composition is subject to change.

International Discovery Fund

 Average Annual Total Return
   As of December 31, 1998
-----------------------------
 Since       One      Five
Inception    Year     Year
(9/23/93)
-----------------------------
  6.49%      11.61%   6.12%


-----------------------------

                           [LINE GRAPH APPEARS HERE]

           Date    International Discovery Fund      MSCI EAFE Index
           ----    ----------------------------      ---------------
                             $10,000                     $10,000
          Dec-93             $10,350                     $9,037
          Dec-94              $9,650                     $9,740
          Dec-95             $10,590                     $10,832
          Dec-96             $12,222                     $11,486
          Dec-97             $12,483                     $11,723
          Dec-98             $13,932                     $14,068

/1/ The International Discovery Fund's performance is compared to the Morgan
    Stanley Capital International Europe, Australia and Far East (EAFE) Index, which represents the performance of the major stock markets in those re-gions. The index is unmanaged and does not reflect the deduction of fees as-sociated with a mutual fund, such as investment management and fund account-ing fees. The performance of the Parkstone Advantage International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Report of Independent Auditors
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1998

The Board of Trustees and Shareholders
The Parkstone Advantage Fund

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of portfolio investments, of The Parkstone Advantage Fund (comprised of Bond Fund, Mid Capitalization Fund, Small Capitalization Fund, and International Discovery Fund) (collectively, the "Fund") as of December 31, 1998, and the related statements of operations for the year then ended, statements of cash flows for Mid Capitalization Fund and Small Capitalization Fund for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over-all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position the Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the cash flows for Mid Capitalization Fund and Small Capitaliza-tion Fund for the year then ended and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Columbus, Ohio
February 4, 1999

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998

                                           Mid           Small      International
                             Bond     Capitalization Capitalization   Discovery
                             Fund          Fund           Fund          Fund
                          ----------- -------------- -------------- -------------
Assets:
Investments in
 securities, at value
 (Cost $12,053,189;
 $23,783,659;
 $20,550,515 and
 $13,754,069,
 respectively)..........  $12,215,544  $30,972,168    $24,648,495    $18,368,577
Repurchase agreements,
 at cost................          --     7,259,425      3,334,500            --
                          -----------  -----------    -----------    -----------
Total Investments.......   12,215,544   38,231,593     27,982,995     18,368,577
Foreign currency (Cost
 $0; $0; $0 and $1,463,
 respectively)..........          --           --             --           1,536
Interest and dividends
 receivable.............      134,149       16,617          5,409         12,071
Reclaim receivable......          --           --             --          15,420
Receivable for
 investments sold.......          --           --         871,499            --
Prepaid expenses and
 other assets...........          612        2,451          2,026          2,096
                          -----------  -----------    -----------    -----------
Total Assets............   12,350,305   38,250,661     28,861,929     18,399,700
                          -----------  -----------    -----------    -----------
Liabilities:
Cash overdraft..........          --           --             --           1,648
Payable for return of
 collateral received for
 securities on loan.....          --     7,259,425      3,334,500            --
Payable for investments
 purchased..............          --     1,900,982      3,055,255            --
Accrued expenses and
 other payables:
  Investment advisory
   fees.................          250          773            596            627
  Administration fees...           68          155            119            100
  Other.................       12,297       23,699         17,309         26,300
                          -----------  -----------    -----------    -----------
Total Liabilities.......       12,615    9,185,034      6,407,779         28,675
                          -----------  -----------    -----------    -----------
Net Assets:
Capital.................   11,460,769   20,673,707     17,696,832     13,326,173
Undistributed net
 investment income
 (loss).................      627,425          --             --         (56,300)
Net unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....      162,355    7,188,509      4,097,980      4,614,114
Undistributed net
 realized gain (loss)
 from investment and
 foreign currency
 transactions...........       87,141    1,203,411        659,338        487,038
                          -----------  -----------    -----------    -----------
Net Assets..............  $12,337,690  $29,065,627    $22,454,150    $18,371,025
                          ===========  ===========    ===========    ===========
Outstanding units of
 beneficial interest
 (shares)...............    1,129,989    1,851,563      1,345,509      1,328,302
                          ===========  ===========    ===========    ===========
Net asset value--
 offering and redemption
 price per share........  $     10.92  $     15.70    $     16.69    $     13.83
                          ===========  ===========    ===========    ===========

See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                For the Year Ended December 31, 1998

                                          Mid           Small      International
                             Bond    Capitalization Capitalization   Discovery
                             Fund         Fund           Fund          Fund
                           --------  -------------- -------------- -------------
Investment Income:
Interest income..........  $770,831    $   19,580     $   30,119    $    1,040
Dividend income..........    25,818       122,740         57,958       282,339
Securities lending
 income..................       --         14,729          6,531           --
Foreign tax withholding..       --            --             --        (24,100)
                           --------    ----------     ----------    ----------
  Total Income...........   796,649       157,049         94,608       259,279
                           --------    ----------     ----------    ----------
Expenses:
Investment advisory fees.    91,640       295,464        241,606       233,750
Administration fees......    24,768        59,093         48,322        37,400
Custodian and accounting
 fees....................    20,738        22,647         21,682        57,196
Legal and audit fees.....    17,856        44,228         36,853        30,099
Organization costs.......     2,085         1,426          1,410           895
Registration and filing
 fees....................       301         1,631          1,631           295
Trustees' fees and
 expenses................     2,473         6,442          5,134         4,645
Transfer agent fees......    18,392        18,282         15,428        18,392
Printing costs...........     7,635        15,550         13,899         9,004
Other....................       234           464            537         3,427
                           --------    ----------     ----------    ----------
  Total Expenses.........   186,122       465,227        386,502       395,103
                           --------    ----------     ----------    ----------
Expenses paid by the
 Administrator...........    (8,355)      (19,932)       (16,299)      (12,615)
                           --------    ----------     ----------    ----------
Net Expenses.............   177,767       445,295        370,203       382,488
                           --------    ----------     ----------    ----------
Net Investment Income
 (Loss)..................   618,882      (288,246)      (275,595)     (123,209)
                           --------    ----------     ----------    ----------
Realized/Unrealized Gain
 (Loss) From Investments
 and Foreign Currencies:
Net realized gain (loss)
 from investment and
 foreign currency
 transactions............   259,379     1,267,121      1,353,803       451,159
Net change in unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies......   (47,262)    1,838,391     (1,787,796)    1,691,839
                           --------    ----------     ----------    ----------
Net realized/unrealized
 gain (loss) from
 investments and foreign
 currencies..............   212,117     3,105,512       (433,993)    2,142,998
                           --------    ----------     ----------    ----------
Change in net assets
 resulting from
 operations..............  $830,999    $2,817,266     $ (709,588)   $2,019,789
                           ========    ==========     ==========    ==========


See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                    Bond Fund          Mid Capitalization Fund
                             ------------------------  ------------------------
                             Year Ended December 31,   Year Ended December 31,
                             ------------------------  ------------------------
                                1998         1997         1998         1997
                             -----------  -----------  -----------  -----------
From Investment Activities:
Operations:
 Net investment income
  (loss)...................  $   618,882  $   569,913  $  (288,246) $  (244,850)
 Net realized gain (loss)
  from investment
  transactions.............      259,379       63,027    1,267,121       21,346
 Net change in unrealized
  appreciation
  (depreciation) from
  investments..............      (47,262)     170,944    1,838,391    3,644,864
                             -----------  -----------  -----------  -----------
Change in net assets
 resulting from operations.      830,999      803,884    2,817,266    3,421,360
                             -----------  -----------  -----------  -----------
Distributions To
 Shareholders:
 From net investment
  income...................     (580,827)    (416,938)         --           --
 From net realized gains
  from investment
  transactions.............          --           --           --    (4,029,590)
 In excess of net realized
  gains from investment
  transactions.............          --           --           --       (37,172)
                             -----------  -----------  -----------  -----------
Change in net assets from
 shareholder distributions.     (580,827)    (416,938)         --    (4,066,762)
                             -----------  -----------  -----------  -----------
Capital Transactions:
 Proceeds from shares
  issued...................    2,788,064    2,700,591    3,568,570    9,574,756
 Dividends reinvested......      579,829      416,938          --     4,066,762
 Cost of shares redeemed...   (3,136,562)  (1,402,718)  (8,379,388)  (5,977,525)
                             -----------  -----------  -----------  -----------
Change in net assets from
 shares transactions.......      231,331    1,714,811   (4,810,818)   7,663,993
                             -----------  -----------  -----------  -----------
Change in net assets.......      481,503    2,101,757   (1,993,552)   7,018,591
Net Assets:
 Beginning of period.......   11,856,187    9,754,430   31,059,179   24,040,588
                             -----------  -----------  -----------  -----------
 End of period.............  $12,337,690  $11,856,187  $29,065,627  $31,059,179
                             ===========  ===========  ===========  ===========
Capital Share Transactions:
 Issued....................      256,482      257,089      238,482      667,987
 Reinvested................       53,688       40,323          --       291,943
 Redeemed..................     (287,797)    (133,754)    (570,247)    (423,731)
                             -----------  -----------  -----------  -----------
 Change in shares..........       22,373      163,658     (331,765)     536,199
                             ===========  ===========  ===========  ===========

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                              Small Capitalization     International Discovery
                                      Fund                      Fund
                             ------------------------  ------------------------
                             Year Ended December 31,   Year Ended December 31,
                             ------------------------  ------------------------
                                1998         1997         1998         1997
                             -----------  -----------  -----------  -----------
From Investment Activities:
Operations:
 Net investment income
  (loss)...................  $  (275,595) $  (307,909) $  (123,209) $   (87,819)
 Net realized gain (loss)
  from investment
  transactions and foreign
  currency transactions....    1,353,803     (687,260)     451,159      377,500
 Net change in unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets and
  liabilities in foreign
  currencies...............   (1,787,796)    (135,425)   1,691,839       (1,551)
                             -----------  -----------  -----------  -----------
Change in net assets re-
 sulting from operations...     (709,588)  (1,130,594)   2,019,789      288,130
                             -----------  -----------  -----------  -----------
Distributions to Sharehold-
 ers:
 From net realized gains
  from investment transac-
  tions....................          --      (139,967)     (80,360)         --
                             -----------  -----------  -----------  -----------
Change in net assets from
 shareholder distributions.          --      (139,967)     (80,360)         --
                             -----------  -----------  -----------  -----------
Capital Transactions:
 Proceeds from shares is-
  sued.....................    3,284,718    9,004,859    1,560,022    5,616,329
 Dividends reinvested......          --       139,967       80,171          --
 Cost of shares redeemed...   (6,981,452)  (5,509,017)  (3,992,958)  (4,120,845)
                             -----------  -----------  -----------  -----------
Change in net assets from
 shares transactions.......   (3,696,734)   3,635,809   (2,352,765)   1,495,484
                             -----------  -----------  -----------  -----------
Change in net assets.......   (4,406,322)   2,365,248     (413,336)   1,783,614
Net Assets:
 Beginning of period.......   26,860,472   24,495,224   18,784,361   17,000,747
                             -----------  -----------  -----------  -----------
 End of period.............  $22,454,150  $26,860,472  $18,371,025  $18,784,361
                             ===========  ===========  ===========  ===========
Capital Share Transactions:
 Issued....................      197,881      547,940      118,297      443,342
 Reinvested................          --         7,665        5,614          --
 Redeemed..................     (421,252)    (332,723)    (306,047)    (328,257)
                             -----------  -----------  -----------  -----------
 Change in shares..........     (223,371)     222,882     (182,136)     115,085
                             ===========  ===========  ===========  ===========

See notes to financial statements.

Statements of Cash Flows
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                For the Year Ended December 31, 1998

                                                      Mid            Small
                                                 Capitalization  Capitalization
                                                      Fund            Fund
                                                 --------------  --------------
Cash Flows from Operating Activities:
  Total net investment income (loss)...........  $    (288,246)  $    (275,595)
Adjustments to reconcile net investment income
 (loss)
 to net cash provided (used) by operating
 activities:
  Purchases of investments.....................   (110,460,452)   (155,376,207)
  Proceeds from disposition of investment secu-
   rities......................................    115,580,019     159,373,023
  Decrease (increase) in investments purchased
   with cash collateral from securities
   lending.....................................     (7,259,425)     (3,334,500)
  Decrease (increase) in dividends and interest
   receivable..................................         (2,238)          2,812
  Decrease (increase) in other assets..........           (809)            192
  Increase (decrease) in payable for return of
   collateral received from securities lending.      7,259,425       3,334,500
  Increase (decrease) in accrued expenses......         (5,970)         (9,709)
  Net amortization/accretion from investments..        (11,516)        (17,937)
                                                 -------------   -------------
   Net cash provided (used) by operating activ-
    ities......................................      4,810,788       3,696,579
                                                 -------------   -------------
Cash Flows from Financing Activities:
  Proceeds from shares issued..................      3,568,570       3,284,718
  Payment of shares redeemed...................     (8,379,388)     (6,981,452)
  Cash distributions paid......................            --              --
                                                 -------------   -------------
   Net cash provided (used) by financing activ-
    ities......................................     (4,810,818)     (3,696,734)
Cash:
  Beginning balance............................             30             155
                                                 -------------   -------------
  Ending balance...............................  $         --    $         --
                                                 =============   =============

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998
Bond Fund

 Shares or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Asset Backed Securities (11.4%):
 $   90,000 Comed Transitional Funding Trust, Series 1998-1,
             Class A3, 5.34%, 3/25/04............................   $    90,128
    315,000 Discover Card Master Trust, 6.05%, 8/18/08...........       323,480
    370,000 General Electric Capital Mortgage Services, Inc.,
             6.18%, 6/25/15(c)...................................       371,388
    147,158 Banc One Auto Grantor Trust, Series A, 6.27%,
             11/20/03............................................       149,015
    170,000 Prudential Securities Secured Financing Corp., 6.35%,
             9/15/07.............................................       172,770
    100,000 Saxon Asset Securities Trust, Series 98-4, Class Af4,
             6.40%, 5/25/26(c)...................................       101,085
    117,888 Residential Accredit Loans, Inc., Series 1998-Qs14,
             Class A2, 6.5%, 10/25/28(c).........................       117,704
     83,339 Green Tree Financial Corp., 6.90%, 4/15/19...........        84,210
                                                                    -----------
  Total Asset Backed Securities                                       1,409,780
                                                                    -----------
 Mortgage-backed Securities (4.1%):
    300,000 Sequoia Trust, Series 3, Class A3,
             6.35%, 9/25/25(c)...................................       299,437
    175,000 PNC Mortgage Securities Corp., Series 1998-7, Class
             1a5, 6.75%, 9/25/28(c)..............................       177,270
     23,140 Structured Asset Securities Co., 7.50%, 8/25/26......        23,221
                                                                    -----------
  Total Mortgage-backed Securities                                      499,928
                                                                    -----------
 Corporate Bonds (25.7%):
 Consumer Goods & Services (1.2%):
    150,000 American Greetings, 6.10%, 8/1/28....................       154,125
                                                                    -----------
 Financial Services (4.9%):
    100,000 Ford Motor Credit, 6.00%, 1/14/03....................       101,875
     40,000 Associates Corporation, 6.25%, 11/1/08...............        41,650
     75,000 Simon Debartolo Property Group, Inc., 6.63%,
             6/15/03.............................................        74,063
    250,000 Countrywide Home, 6.84%, 10/22/04....................       257,187
    125,000 General Electric Capital Corp., 7.62%, 5/8/00........       129,063
                                                                    -----------
                                                                        603,838
                                                                    -----------
 Food & Household Products (2.8%):
    350,000 Nabisco, Inc., 6.38%, 2/1/35.........................       347,813
                                                                    -----------

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Corporate Bonds, continued:
 Industrials (12.2%):
 $   95,000 Monsanto Co., 5.38%, 12/1/01..........................   $    94,644
    125,000 Raytheon Co., 5.70%, 11/1/03..........................       124,844
    120,000 Lubrizol Corp., 5.88%, 12/1/08........................       120,000
    240,000 Akzo Noble Inc., 6.00%, 11/15/03(b)...................       241,499
    350,000 Computer Assoc. International, 6.25%, 4/15/03.........       348,687
    200,000 Armstrong World, 6.50%, 8/15/05.......................       204,000
     95,000 Monsanto Co., 6.50%, 12/1/18..........................        95,238
    250,000 Times Mirror Co., 6.61%, 9/15/27......................       261,392
                                                                     -----------
                                                                       1,490,304
                                                                     -----------
 Oil & Gas (1.2%):
    140,000 Amoco Canada, 6.75%, 2/15/05..........................       150,850
                                                                     -----------
 Resorts & Entertainment (1.4%):
    150,000 Time Warner Entertainment, 9.63%, 5/1/02..............       168,188
                                                                     -----------
 Telecommunications (2.0%):
    100,000 Sprint Capital Corp., 5.70%, 11/15/03.................       100,000
    145,000 Sprint Capital Corp., 6.88%, 11/15/28.................       151,525
                                                                     -----------
                                                                         251,525
                                                                     -----------
  Total Corporate Bonds                                                3,166,643
                                                                     -----------
 Government Obligations (54.0%):
 Mortgage Pass Thrus (29.0%):
 Federal National Mortgage Assoc. (22.5%):
    398,431 6.00%, 8/1/28.........................................       393,698
    249,032 6.00%, 8/1/28.........................................       246,073
    142,513 6.50%, 11/1/27........................................       143,536
    498,254 6.50%, 8/1/28.........................................       501,832
    477,456 6.50%, 8/1/28.........................................       480,884
    560,000 6.50%, 11/1/28........................................       564,021
    180,000 6.50%, 11/30/28.......................................       181,292
    270,164 7.00%, 9/1/27.........................................       275,818
                                                                     -----------
                                                                       2,787,154
                                                                     -----------
 Government National Mortgage Assoc. (6.5%):
    197,086 6.50%, 9/15/23........................................       199,240
    588,692 7.50%, 8/15/25........................................       607,824
                                                                     -----------
                                                                         807,064
                                                                     -----------
  Total Mortgage Pass Thrus                                            3,594,218
                                                                     -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998
Bond Fund

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Government Obligations, continued:
 U.S. Treasury Obligations (25.0%):
 U.S. Treasury Notes (14.3%):
 $  250,000 5.63%, 5/15/08........................................   $   266,945
    405,000 5.75%, 11/15/00.......................................       413,193
    205,000 5.75%, 8/15/03........................................       214,170
     35,000 6.25%, 8/31/02........................................        36,834
    745,000 6.50%, 10/15/06.......................................       828,880
                                                                     -----------
                                                                       1,760,022
                                                                     -----------
 U.S. Treasury Bonds (10.7%):
  1,180,000 6.25%, 8/15/23........................................     1,320,809
                                                                     -----------
                                                                       3,080,831
                                                                     -----------
  Total Government Obligations                                         6,675,049
                                                                     -----------

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Cash Equivalents (3.8%):
    464,144 Goldman Sachs Financial Square Premium................   $   464,144
                                                                     -----------
  Total Cash Equivalents                                                 464,144
                                                                     -----------
  Total Investments (Cost $12,053,189)(a)--99.0%                      12,215,544
  Other assets in excess of liabilities--1.0%                            122,146
                                                                     -----------
  Total Net Assets--100.0%                                           $12,337,690
                                                                     ===========

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $2,110. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follow:

         Unrealized appreciation...................................... $189,058
         Unrealized depreciation......................................  (28,813)
                                                                       --------
         Net unrealized appreciation.................................. $160,245
                                                                       ========

(b) 144A security. Resale is restricted to institutional investors.
(c) Security fair valued as determined by the Board of Trustees.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998
Mid Capitalization Fund

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks (96.5%):
 Air Transportation (0.8%):
      7,200 Comair Holdings, Inc. ................................   $   243,000
                                                                     -----------
 Automotive (0.6%):
      3,800 Harley-Davidson, Inc. ................................       180,025
                                                                     -----------
 Banking (7.3%):
      5,300 Amsouth Bancorporation(c).............................       241,813
     14,000 First Tennessee National Corp.(c).....................       532,874
      3,500 Marshall & Ilsley Corp. ..............................       204,531
     10,700 Old Kent Financial Corp. .............................       497,550
      7,700 Southtrust Corp. .....................................       284,419
      6,000 Zions Bancorporation(c)...............................       374,250
                                                                     -----------
                                                                       2,135,437
                                                                     -----------
 Broadcasting & Publishing (3.2%):
      6,900 Cablevision Systems(b)(c).............................       346,294
     10,800 Clear Channel Communications, Inc.(b).................       588,600
                                                                     -----------
                                                                         934,894
                                                                     -----------
 Business Services (5.9%):
      9,300 Cintas Corp. .........................................       655,069
      4,900 Metzler Group, Inc.(b)................................       238,569
     10,980 Paychex, Inc. ........................................       564,784
      5,900 Robert Half International, Inc.(b)....................       263,656
                                                                     -----------
                                                                       1,722,078
                                                                     -----------
 Computer Hardware (2.8%):
      7,600 Apple Computer, Inc.(b)(c)............................       311,125
      4,900 Lexmark International Group, Inc.(b)..................       492,450
                                                                     -----------
                                                                         803,575
                                                                     -----------
 Computer Services (2.6%):
     18,800 SunGard Data Systems, Inc.(b).........................       746,125
                                                                     -----------
 Computer Software & Peripherals (4.9%):
      2,800 BMC Software, Inc.(b)(c)..............................       124,775
      3,600 Citrix Systems, Inc.(b)...............................       349,425
      6,900 Network Appliance, Inc.(b)............................       310,500
      8,100 VERITAS Software Corp.(b)(c)..........................       485,494
      3,000 Wind River System, Inc.(b)(c).........................       141,000
                                                                     -----------
                                                                       1,411,194
                                                                     -----------
 Data Processing & Reproduction (4.2%):
     12,000 Fiserv, Inc.(b).......................................       617,250
     13,300 Sterling Commerce, Inc.(b)(c).........................       598,500
                                                                     -----------
                                                                       1,215,750
                                                                     -----------

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Educational Services (2.0%):
      7,600 Apollo Group, Inc.(b)(c)..............................   $   257,450
     10,175 Sylvan Learning Systems, Inc.(b)......................       310,338
                                                                     -----------
                                                                         567,788
                                                                     -----------
 Environmental Services (1.4%):
     16,800 Allied Waste Industries, Inc.(b)......................       396,900
                                                                     -----------
 Financial Services (4.1%):
     13,775 Concord EFS, Inc.(b)..................................       583,716
     11,100 Finova Group, Inc. ...................................       598,706
                                                                     -----------
                                                                       1,182,422
                                                                     -----------
 Food & Household Products (0.6%):
      3,000 Canandaigua Wine Co., Class A(b)......................       173,438
                                                                     -----------
 Food Products & Services (1.0%):
      6,000 U.S. Foodservice(b)...................................       294,000
                                                                     -----------
 Funeral Services (2.6%):
      7,000 Service Corp. International(c)........................       266,438
     22,000 Stewart Enterprises, Inc.(c)..........................       489,500
                                                                     -----------
                                                                         755,938
                                                                     -----------
 Health Care--Services (7.6%):
     24,700 HCR Manor Care, Inc.(b)...............................       725,562
     24,037 Health Management Associates, Inc.(b).................       519,799
      6,700 Medquist, Inc.(b).....................................       264,650
     10,700 Omnicare, Inc. .......................................       371,825
      6,500 Quintiles Transnational Corp.(b)(c)...................       346,938
                                                                     -----------
                                                                       2,228,774
                                                                     -----------
 Industrial Goods & Services (1.1%):
      8,700 Ecolab, Inc. .........................................       314,831
                                                                     -----------
 Industrial Supplies (1.1%):
     14,000 MSC Industrial Direct Co., Inc.(b)....................       316,750
                                                                     -----------
 Insurance (3.6%):
      7,400 Nationwide Financial Services, Inc. ..................       382,487
      2,100 Progressive Corporation(c)............................       355,688
      3,900 SunAmerica, Inc. .....................................       316,388
                                                                     -----------
                                                                       1,054,563
                                                                     -----------
 Medical Equipment & Supplies (1.2%):
      7,500 Henry Schein, Inc.(b)(c)..............................       335,625
                                                                     -----------
 Medical--Hospital Services (1.2%):
     11,500 Total Renal Care Holdings, Inc.(b)(c).................       339,969
                                                                     -----------

Continued

Schedule of Portfolio Investments
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                  December 31, 1998
Mid Capitalization Fund

 Shares or
 Principal                         Security                            Market
   Amount                         Description                           Value
 ---------- ------------------------------------------------------   -----------

 Common Stocks, continued:
 Pharmaceuticals (6.4%):
      4,400 Biogen, Inc.(b).......................................   $   365,200
     12,200 Forest Laboratories, Inc.(b)..........................       648,887
      5,300 Mylan Laboratories(c).................................       166,950
     10,900 Watson Pharmaceutical, Inc.(b)........................       685,337
                                                                     -----------
                                                                       1,866,374
                                                                     -----------
 Retail Stores (9.1%):
      8,000 Best Buy Company, Inc.(b).............................       491,000
     30,000 Family Dollar Stores(c)...............................       659,999
     12,600 Linens 'N Things, Inc.(b).............................       499,275
     17,800 Office Depot, Inc.(b).................................       657,488
      9,000 Ross Stores, Inc.(c)..................................       354,375
                                                                     -----------
                                                                       2,662,137
                                                                     -----------
 Semiconductors (2.2%):
      2,600 Altera Corp.(b)(c)....................................       158,275
      5,600 Vitesse Semiconductor Corp.(b)(c).....................       255,500
      3,300 Xilinx, Inc.(b).......................................       214,913
                                                                     -----------
                                                                         628,688
                                                                     -----------
 Technology (10.3%):
      5,300 American Power Conversion(b)..........................       256,719
      4,800 Gemstar International Group Ltd.(b)...................       274,800
      4,300 Jabil Circuit, Inc.(b)(c).............................       320,888
     10,100 Sanmina Corp.(b)......................................       631,249
      5,100 Solectron Corp.(b)....................................       473,980
      6,600 Symbol Technologies, Inc. ............................       421,988
      3,900 Teradyne, Inc.(b).....................................       165,263
      6,700 Uniphase Corp.(b).....................................       464,812
                                                                     -----------
                                                                       3,009,699
                                                                     -----------
 Telecommunications--Services & Equipment (5.7%):
     10,100 Century Telephone Enterprise..........................       681,750
      6,300 Comverse Technology, Inc.(b)(c).......................       447,300
     10,800 Qwest Communications International, Inc.(b)...........       540,000
                                                                     -----------
                                                                       1,669,050
                                                                     -----------

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $32,153. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follow:

         Unrealized appreciation.................................... $7,565,604
         Unrealized depreciation....................................   (409,248)
                                                                     ----------
         Net unrealized appreciation................................ $7,156,356
                                                                     ==========

(b) Represents non-income producing securities.

(c) All or part of this security has been loaned at December 31, 1998.

 Shares or
 Principal                         Security                           Market
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Common Stocks, continued:
 Wholesale Distribution (0.9%):
     19,500 Brightpoint, Inc.(b).................................   $   268,125
                                                                    -----------
 Wholesale Distribution--Pharmaceuticals (2.1%):
      4,100 Allegience Corp. ....................................       191,163
      5,525 Cardinal Health, Inc.(c).............................       419,209
                                                                    -----------
                                                                        610,372
                                                                    -----------
  Total Common Stocks                                                28,067,521
                                                                    -----------
 Government Agency Obligations (6.1%):
 Federal National Mortgage Association (6.1%):
 $1,776,000 3.88%, 1/4/99........................................     1,776,000
                                                                    -----------
  Total Government Agency Obligations                                 1,776,000
                                                                    -----------
 Cash Equivalents (3.9%):
  1,128,647 Goldman Sachs Financial Square Premium...............     1,128,647
                                                                    -----------
  Total Cash Equivalents                                              1,128,647
                                                                    -----------
 Short Term Securities Held as Collateral (25.0%):
 Repurchase Agreements (25.0%):
 $7,259,425 Lehman Brothers Triparty Agreement, 5.70%, 1/4/99,
             (Collateralized by $176,359,318, Student Loan
             Marketing Association, 5.21%-5.26%, 1/25/07-
             10/25/11, market value-- $175,190,619 and by
             $34,715,000, Salomon Brothers Mortgage Securities
             VII, 5.64%, 1/25/29, market value-- $34,721,969)....     7,259,425
                                                                    -----------
  Total Short Term Securities Held as Collateral                      7,259,425
                                                                    -----------
  Total Investments (Cost $31,043,084)(a)--131.5%                    38,231,593
  Liabilities in excess of other assets--(31.5)%                    (9,165,966)
                                                                    -----------
  Total Net Assets--100.0%                                          $29,065,627
                                                                    ===========

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998
Small Capitalization Fund

 Shares or
 Principal                        Security                            Market
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Common Stocks (97.9%):
 Advertising (1.4%):
     8,400 HA-LO Industries, Inc.(b).............................   $   316,050
                                                                    -----------
 Automotive (0.9%):
     9,500 Wabash National Corp. ................................       192,969
                                                                    -----------
 Banking (1.6%):
    15,800 Republic Security Financial Corp. ....................       191,575
     8,650 Susquehanna Bancshares, Inc. .........................       177,055
                                                                    -----------
                                                                        368,630
                                                                    -----------
 Business Services (10.5%):
    10,900 FYI, Inc.(b)..........................................       348,800
     9,500 Hagler Bailly, Inc.(b)................................       190,000
     1,750 International Telecommunications Data Systems,
            Inc.(b)..............................................        25,813
    10,450 Iron Mountain, Inc.(b)................................       376,853
     8,600 Metzler Group, Inc.(b)(c).............................       418,712
     7,900 NCO Group, Inc.(b)....................................       355,500
    10,050 NOVA Corp.(b)(c)......................................       348,609
     6,000 QRS Corp.(b)..........................................       288,000
                                                                    -----------
                                                                      2,352,287
                                                                    -----------
 Chemicals (1.2%):
     6,939 MacDermid, Inc. ......................................       271,488
                                                                    -----------
 Communications--Networking (0.6%):
     8,600 Fvc.com, Inc.(b)......................................       135,450
                                                                    -----------
 Computer Hardware (2.9%):
     8,300 Insight Enterprises, Inc.(b)..........................       422,262
     7,850 Smart Modular Technologies(b)(c)......................       217,838
                                                                    -----------
                                                                        640,100
                                                                    -----------
 Computer Services (3.0%):
     6,400 Checkfree Holdings Corp.(b)...........................       149,600
     4,500 National Data Corp. ..................................       219,094
     8,700 Pegasus Systems, Inc.(b)..............................       313,200
                                                                    -----------
                                                                        681,894
                                                                    -----------
 Computer Software & Peripherals (12.3%):
     8,650 Apex PC Solutions, Inc.(b)............................       249,769
     8,100 Axnet Technologies, Inc.(b)...........................       247,556
    13,250 Deltek Systems, Inc.(b)...............................       223,594
     3,300 HNC Software(b).......................................       133,444
     7,900 Macrovision Corp.(b)..................................       333,774
    11,450 Mercury Computer Systems, Inc.(b).....................       322,031
     5,650 New Dimension Software Ltd.(b)........................       271,906
    16,900 Software AG Systems, Inc.(b)(c).......................       306,313
     6,300 Symix Systems, Inc.(b)................................       132,300
     9,800 Unigraphics Solutions, Inc.(b)........................       142,100
    11,100 Visio Corp.(b)........................................       405,843
                                                                    -----------
                                                                      2,768,630
                                                                    -----------

 Shares or
 Principal                   Security                      Market
  Amount                   Description                      Value
 --------- -------------------------------------------   -----------

 Common Stocks, continued:
 Correctional Facilities (1.4%):
    11,250 Wackenhut Corrections Corp.(b).............   $   322,031
                                                         -----------
 Data Processing & Reproduction (1.0%):
    11,850 INSpire Insurance Solutions, Inc.(b).......       217,744
                                                         -----------
 Educational Services (1.0%):
    10,500 School Specialty, Inc.(b)(c)...............       224,438
                                                         -----------
 Electrical & Electronic (1.9%):
     4,400 CTS Corp. .................................       191,400
     6,046 Maxwell Technologies, Inc.(b)..............       243,352
                                                         -----------
                                                             434,752
                                                         -----------
 Environmental Services (1.5%):
     9,300 Casella Waste Systems, Inc.(b).............       345,263
                                                         -----------
 Financial Services (4.4%):
     4,700 Affiliated Managers Group(b)...............       140,413
    11,500 Amresco, Inc.(b)...........................       100,625
     8,150 DVI, Inc.(b)...............................       147,719
    22,600 Franchise Mortgage Acceptance
            Co.(b)....................................       175,150
     5,400 Healthcare Financial Partners, Inc.(b)(c)..       214,312
     8,500 Knight/Trimark Group, Inc., Class A(b).....       203,469
                                                         -----------
                                                             981,688
                                                         -----------
 Food Products & Services (0.6%):
    17,650 NBTY, Inc.(b)..............................       125,756
                                                         -----------
 Funeral Services (0.5%):
     4,800 Stewart Enterprises........................       106,800
                                                         -----------
 Health Care--Services (16.1%):
    13,850 ABR Information Services, Inc.(b)(c).......       271,806
    21,400 American Oncology Resources, Inc.(b)(c)....       311,638
     9,150 Boron, Lepore & Assoc., Inc.(b)............       315,675
    12,600 Carematrix Corp.(b)........................       385,875
     7,000 Hooper Holmes, Inc. .......................       203,000
    11,000 Medquist, Inc.(b)..........................       434,499
    10,042 NCS HealthCare, Inc., Class A(b)...........       238,498
    15,550 Orthodontic Centers of America, Inc.(b)....       302,253
     9,750 Parexel International Corp.(b).............       243,750
     3,800 Priority Healthcare Corp., Class B(b)(c)...       197,125
     8,200 Quadramed Corp.(b)(c)......................       168,100
    14,800 Serologicals Corp.(b)......................       443,999
     2,200 Sunrise Assisted Living, Inc.(b)...........       114,125
                                                         -----------
                                                           3,630,343
                                                         -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                             December 31, 1998
Small Capitalization Fund

 Shares or
 Principal                   Security                      Market
  Amount                   Description                      Value
 --------- -------------------------------------------   -----------

 Common Stocks, continued:
 Insurance (2.4%):
    20,200 Annuity & Life Re..........................   $   545,400
                                                         -----------
 Machinery & Equipment (0.7%):
     4,600 Motivepower Industries, Inc.(b)............       148,063
                                                         -----------
 Manufactured Housing (0.2%):
     3,600 Modtech, Inc.(b)...........................        54,900
                                                         -----------
 Manufacturing-Capital Goods (1.6%):
     9,400 Applied Power, Inc., Class A...............       354,850
                                                         -----------
 Medical Equipment & Supplies (2.3%):
     4,150 Biomatrix, Inc.(b).........................       241,738
     8,500 Molecular Devices Corp.(b).................       184,875
     5,400 Sabratek Corp.(b)(c).......................        88,425
                                                         -----------
                                                             515,038
                                                         -----------
 Oilfield Services & Equipment (0.2%):
    13,200 Omni Energy Services(b)....................        56,100
                                                         -----------
 Pharmaceuticals (3.9%):
     5,700 Gliatech, Inc.(b)(c).......................       171,000
     7,150 Jones Pharma, Inc.(c)......................       260,975
    10,600 King Pharmaceuticals, Inc.(b)(c)...........       276,925
    15,800 Scios, Inc.(b).............................       163,925
                                                         -----------
                                                             872,825
                                                         -----------
 Printing & Publishing (3.3%):
    25,300 American Bank Note Holographics(b).........       442,750
     4,250 Consolidated Graphics, Inc.(b).............       287,141
                                                         -----------
                                                             729,891
                                                         -----------
 Radio (1.2%):
    10,250 Citadel Communications Corp.(b)............       265,219
                                                         -----------
 Real Estate Investment Trust (0.7%):
    10,600 Standard Pacific Corp. ....................       149,725
                                                         -----------
 Rental Equipment Furniture (1.6%):
     3,800 Rental Service Corp.(b)....................        59,613
     9,300 Renter's Choice, Inc.(b)...................       295,275
                                                         -----------
                                                             354,888
                                                         -----------
 Resorts & Entertainment (1.0%):
    16,800 Vistana, Inc.(b)...........................       235,200
                                                         -----------
 Retail Stores (2.0%):
    11,800 Fred's, Inc. ..............................       177,000
     8,525 The Men's Wearhouse, Inc.(b)...............       270,669
                                                         -----------
                                                             447,669
                                                         -----------

 Shares or
 Principal                   Security                      Market
   Amount                   Description                     Value
 ---------- ------------------------------------------   -----------

 Common Stocks, continued:
 Semiconductors (2.6%):
      5,344 ATMI, Inc.(b).............................   $   134,936
      7,850 Burr-Brown Corp.(b).......................       183,984
     10,400 Cymer, Inc.(b)............................       152,100
      5,001 Photronics, Inc.(b).......................       119,868
                                                         -----------
                                                             590,888
                                                         -----------
 Technology (5.4%):
      8,100 Aeroflex, Inc.(b).........................       122,513
     11,100 Ardent Software, Inc.(b)..................       255,299
      3,750 Engineering Animation, Inc.(b)(c).........       202,500
      9,950 Gentex Corporation(b)(c)..................       199,000
      3,600 Sanmina Corp.(b)..........................       224,999
      5,500 SDL, Inc.(b)..............................       217,938
                                                         -----------
                                                           1,222,249
                                                         -----------
 Telecommunications--Services & Equipment (5.0%):
      7,300 ANTEC Corp.(b)............................       146,913
      6,400 Dycom Industries, Inc.(b).................       365,599
      7,297 Genesys Telecomm Labs, Inc.(b)............       162,358
      6,600 Pacific Gateway Exchange, Inc.(b)(c)......       317,212
      5,800 World Access, Inc.(b).....................       123,975
                                                         -----------
                                                           1,116,057
                                                         -----------
 Wholesale Distribution (1.0%):
     16,450 Brightpoint, Inc.(b)......................       226,188
                                                         -----------
  Total Common Stocks                                     22,001,463
                                                         -----------
 Government Agency Obligations (8.5%):
 Federal National Mortgage Assoc. (8.5%):
 $1,900,000 5.17%, 1/4/99.............................     1,898,909
                                                         -----------
  Total Government Agency Obligations                      1,898,909
                                                         -----------
 Cash Equivalents (3.3%):
    748,123 Goldman Sachs Financial Square Premium....       748,123
                                                         -----------
  Total Cash Equivalents                                     748,123
                                                         -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998
Small Capitalization Fund

 Shares or
 Principal                        Security                          Market
   Amount                       Description                          Value
 ---------- ---------------------------------------------------   -----------

 Short Term Securities held as Collateral (14.9%):
 Repurchase Agreements (14.9%):
 $3,334,500 Lehman Brothers Triparty Agreement, 5.70%, 1/4/99,
             (Collateralized by $176,359,318, Student Loan
             Marketing Association, 5.21%-5.26%, 1/25/07-
             10/25/11, market value-- $175,190,619 and by
             $34,715,000, Salomon Brothers Mortgage Securities
             VII, 5.64%, 1/25/29, market value--$34,721,969)...   $ 3,334,500
                                                                  -----------
  Total Short Term Securities held as Collateral                    3,334,500
                                                                  -----------
  Total Investments (Cost $23,885,015)(a)--124.6%                  27,982,995
  Liabilities in excess of other assets--(24.6)%                   (5,528,845)
                                                                  -----------
  Total Net Assets--100.0%                                        $22,454,150
                                                                  ===========

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $52,434. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follow:

         Unrealized appreciation.................................... $4,941,365
         Unrealized depreciation....................................   (895,819)
                                                                     ----------
         Net unrealized appreciation................................ $4,045,546
                                                                     ==========

(b) Represents non-income producing securities.

(c) All or part of this security has been loaned at December 31, 1998.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998
International Discovery Fund

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (95.5%):
 Australia (2.4%):
 Banking (1.2%):
   14,042  National Australia Bank Ltd. ..........................   $   211,875
                                                                     -----------
 Real Estate (1.2%):
   16,642  Lend Lease Corp. Ltd...................................       224,566
                                                                     -----------
                                                                         436,441
                                                                     -----------
 Belgium (2.4%):
 Retail Stores/Catalog (2.4%):
      520  Colruyt NV.............................................       435,948
                                                                     -----------
 Denmark (0.8%):
 Telecommunications--Services & Equipment (0.8%):
    1,040  Tele Danmark A/S, Class B..............................       140,369
                                                                     -----------
 Finland (4.9%):
 Commercial Services (1.5%):
    6,241  TT Tieto Oy-B Shares...................................       279,800
                                                                     -----------
 Telecommunications--Services & Equipment (3.4%):
    5,201  Nokia AB, Class A, ADR.................................       626,395
                                                                     -----------
                                                                         906,195
                                                                     -----------
 France (12.1%):
 Business Services (3.2%):
    2,372  Altran Technologies....................................       572,405
                                                                     -----------
 Energy (0.7%):
    1,248  Total SA, Class B......................................       126,453
                                                                     -----------
 Health & Personal Care (1.8%):
      468  L'Oreal................................................       338,474
                                                                     -----------
 Insurance (2.0%):
    2,496  AXA--UAP SA............................................       361,933
                                                                     -----------
 Machinery & Equipment (2.0%):
    4,369  Sidel SA...............................................       370,731
                                                                     -----------
 Retail Stores/Catalog (2.4%):
    2,340  Pinault-Printemps-Redoute SA...........................       447,389
                                                                     -----------
                                                                       2,217,385
                                                                     -----------
 Germany (7.6%):
 Banking (1.6%):
    1,872  Bayerische Vereins AG..................................       148,139
    3,745  BHF Bank AG............................................       150,653
                                                                     -----------
                                                                         298,792
                                                                     -----------
 Diversified Operations (2.0%):
    5,565  Siemens AG.............................................       359,189
                                                                     -----------
 Insurance (1.5%):
      728  Allianz AG.............................................       267,068
                                                                     -----------

 Shares or
 Principal                       Security                          Market
  Amount                       Description                          Value
 --------- ---------------------------------------------------   -----------

 Common Stocks, continued:
 Germany, continued:
 Telecommunications (2.5%):
    4,057  Mannesmann AG......................................   $   465,250
                                                                 -----------
                                                                   1,390,299
                                                                 -----------
 Greece (0.0%):
 Telecommunications--Services & Equipment (0.0%):
        0* Hellenic Telecommunication.........................            12
                                                                 -----------
 Hong Kong (1.3%):
 Electrical & Electronic (0.8%):
   56,168  Johnson Electric Holdings Ltd. ....................       144,281
                                                                 -----------
 Utilities--Eletrical & Gas (0.5%):
   68,649  Hong Kong & China Gas Co. Ltd. ....................        87,284
                                                                 -----------
                                                                     231,565
                                                                 -----------
 Ireland (0.9%):
 Banking (0.9%):
    7,801  Bank of Ireland(b).................................       170,937
                                                                 -----------
 Italy (2.3%):
 Jewelry (1.1%):
   33,285  Bulgari SpA........................................       198,835
                                                                 -----------
 Telecommunications--Services & Equipment (1.2%):
   31,204  Telecom Italia Mobile SpA..........................       230,875
                                                                 -----------
                                                                     429,710
                                                                 -----------
 Japan (14.6%):
 Computer Hardware (1.6%):
    3,120  TDK Corp...........................................       285,732
                                                                 -----------
 Consumer Electronics (0.7%):
    1,664  Sony Corp..........................................       121,411
                                                                 -----------
 Electronic Components/Instruments (1.1%):
    5,721  Fanuc Co. Ltd......................................       196,285
                                                                 -----------
 Industrial Goods & Services (1.0%):
    8,321  Bridgestone Corporation............................       189,220
                                                                 -----------
 Insurance (0.8%):
   12,482  Tokio Marine & Fire Insurance Co. Ltd. ............       149,390
                                                                 -----------
 Manufacturing--Consumer Goods (3.0%):
   14,562  Canon, Inc. .......................................       311,775
    6,241  Fuji Photo Film Ltd................................       232,385
                                                                 -----------
                                                                     544,160
                                                                 -----------
 Pharmaceuticals (5.1%):
   10,401  Sankyo Co. Ltd.....................................       227,759
   18,723  Takeda Chemical Industries.........................       722,052
                                                                 -----------
                                                                     949,811
                                                                 -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998
International Discovery Fund

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued:
 Retail Food (1.3%):
    6,241  Matsumotokiyoshi.......................................   $   241,791
                                                                     -----------
                                                                       2,677,800
                                                                     -----------
 Netherlands (8.7%):
 Broadcasting & Publishing (2.6%):
    2,295  Wolters Kluwer NV......................................       491,366
                                                                     -----------
 Consumer Goods & Services (1.7%):
    3,641  Unilever NV............................................       311,393
                                                                     -----------
 Energy (1.1%):
    3,953  Royal Dutch Petroleum..................................       196,948
                                                                     -----------
 Insurance (1.9%):
    1,768  Aegon NV...............................................       217,247
    2,028  ING Groep NV...........................................       123,733
                                                                     -----------
                                                                         340,980
                                                                     -----------
 Retail Food (1.4%):
    6,969  Kon Ahold NV...........................................       257,717
                                                                     -----------
                                                                       1,598,404
                                                                     -----------
 Portugal (2.3%):
 Telecommunications (2.3%):
    9,361  Portugal Telecom SA....................................       417,735
                                                                     -----------
 Spain (3.9%):
 Beverages & Tobacco (1.5%):
   10,401  Tabacalera SA(b).......................................       262,793
                                                                     -----------
 Gas & Electric Utility (1.3%):
    8,945  Endesa SA..............................................       237,370
                                                                     -----------
 Telecommunications (1.1%):
    4,681  Telefonica SA(b).......................................       208,461
                                                                     -----------
                                                                         708,624
                                                                     -----------
 Sweden (0.5%):
 Metals (0.5%):
    2,392  Assa Abloy AB, Class B.................................        91,483
                                                                     -----------
 Switzerland (7.2%):
 Food Products & Services (1.1%):
       90  Nestle SA..............................................       195,925
                                                                     -----------
 Insurance (2.2%):
      156  Swiss Reinsurance Co...................................       406,730
                                                                     -----------
 Pharmaceuticals (3.9%):
      146  Novartis AG............................................       287,008
       36  Roche Holdings AG......................................       439,292
                                                                     -----------
                                                                         726,300
                                                                     -----------
                                                                       1,328,955
                                                                     -----------

 Shares or
 Principal                       Security                          Market
  Amount                       Description                          Value
 --------- ---------------------------------------------------   -----------

 Common Stocks, continued:
 United Kingdom (20.3%):
 Aerospace/Defense (1.8%):
   39,301  British Aerospace PLC..............................   $   333,811
                                                                 -----------
 Banking (1.5%):
   13,002  Abbey National PLC.................................       278,413
                                                                 -----------
 Beverages & Tobacco (1.0%):
   16,642  Diageo PLC.........................................       189,392
                                                                 -----------
 Chemicals (0.6%):
    7,593  BOC Group PLC......................................       108,583
                                                                 -----------
 Commercial Services (2.5%):
   53,120  Logica PLC(b)......................................       461,791
                                                                 -----------
 Electric Utility (1.4%):
   31,204  National Grid Group PLC............................       248,164
                                                                 -----------
 Energy (1.4%):
   17,682  British Petroleum Co. PLC..........................       264,038
                                                                 -----------
 Engineering (0.7%):
   33,285  Siebe PLC..........................................       130,696
                                                                 -----------
 Food Products & Services (1.7%):
   27,044  Compass Group PLC..................................       309,571
                                                                 -----------
 Insurance (1.0%):
   11,962  Allied Zurich PLC(b)...............................       178,425
                                                                 -----------
 Media and Entertainment (1.8%):
   16,538  Pearson PLC........................................       328,265
                                                                 -----------
 Pharmaceuticals (3.0%):
   16,746  Glaxo Wellcome PLC.................................       576,186
                                                                 -----------
 Telecommunications (1.9%):
   10,609  Cable & Wireless PLC...............................       130,443
   13,002  Vodafone...........................................       211,135
                                                                 -----------
                                                                     341,578
                                                                 -----------
                                                                   3,748,913
                                                                 -----------
 United States (3.3%):
 Diversified Operations (1.4%):
    3,328  Tyco International Ltd. ...........................       251,056
                                                                 -----------
 Pharmaceuticals (1.9%):
    6,241  Pharmacia & Upjohn, Inc............................       353,397
                                                                 -----------
                                                                     604,453
                                                                 -----------
  Total Common Stocks                                             17,535,228
                                                                 -----------

Continued

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998
International Discovery Fund

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Preferred Stocks (0.9%):
 Germany (0.9%):
 Business Services (0.9%):
      343  SAP AG.................................................   $   163,764
                                                                     -----------
  Total Preferred Stocks                                                 163,764
                                                                     -----------
 Rights--Foreign Securities (0.0%):
 Spain (0.0%):
 Telecommunications (0.0%):
    4,681  Telefonica SA..........................................         4,163
                                                                     -----------
  Total Rights--Foreign Securities                                         4,163
                                                                     -----------

-------
 * Amount is less than 1 share.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $35,485. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follow:

         Unrealized appreciation.................................... $4,782,770
         Unrealized depreciation....................................   (203,747)
                                                                     ----------
         Net unrealized appreciation................................ $4,579,023
                                                                     ==========

(b) Represents non-income producing securities.

 Shares or
 Principal                         Security                            Market
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Cash Equivalents (3.6%):
  665,422  Goldman Sachs Financial Square Premium.................   $   665,422
                                                                     -----------
  Total Cash Equivalents                                                 665,422
                                                                     -----------
  Total Investments (Cost $13,754,069)(a)--100.0%                     18,368,577
  Other assets in excess of liabilities--0.0%                              2,448
                                                                     -----------
  Total Net Assets--100.0%                                           $18,371,025
                                                                     ===========

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998


1. Organization:

 The Parkstone Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.

 The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Bond Fund, the Mid Capitalization Fund, the Small Capitalization Fund and the International Discovery Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of December 31, 1998, the only Participating Insurance Company is Security Benefit Life Insurance Company. On March 31, 1998, First of America Bank Corporation completed its merger with National City Corporation ("NCC"), the parent corporation of National City Bank ("NCB"). National City Investment Management Company ("IMC"), formerly First of America Investment Corporation, serves as the investment adviser to the Company.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments in common and preferred stocks, corporate bonds, commercial paper and foreign government bonds and U.S. government securities of the Funds, are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Amortization of premium or discount is recognized on the sale or maturity of the security for the Bond Fund. Investments in foreign securities in the International Discovery Fund are valued based on quotations from the primary market in which they are traded. Investments in investment companies are valued at their net asset values as reported by such investment companies. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


Continued

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998


  Foreign Currency Translation:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

  The International Discovery Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  Repurchase Agreements:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which IMC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase the underlying securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

  Lending Portfolio Securities:

  To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

  When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed

Continued

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998

  income securities received as collateral are not recorded as an asset or liability of the Funds because the Funds do not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. According to GAAP, a statement of cash flows is presented if a Fund lent out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for each of the Funds listed below. As of December 31, 1998, the following Funds had securities with the following market values on loan:

                                                           Market   Market Value
                                                          Value of   of Loaned
                                                         Collateral  Securities
                                                         ---------- ------------
   Mid Capitalization Fund.............................. $7,259,425  $7,238,753
   Small Capitalization Fund............................  3,334,500   3,322,831

  The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of December 31, 1998.

  Dividends and Distributions to Shareholders:

  The Funds intend to pay, at least annually, substantially all of their net investment income. Net capital gains, if any, are distributed at least annually. The International Discovery Fund distributed long-term capital gains in the amount of $80,360.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature and are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Continued

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998


  As of December 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                        Undistributed Net
                             Undistributed Net Realized Gain (Loss) on Investments
                             Investment Income  and Foreign Currency Transactions
                             ----------------- -----------------------------------
   Bond Fund...............      $  1,275                    $(8,705)
   Mid Capitalization Fund.       288,246                         (2)
   Small Capitalization
    Fund...................       275,595                         --
   International Discovery
    Fund...................       133,119                     62,521

  Federal Income Taxes:

  It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets.

3. Investment Risks:

 The International Discovery Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998, are as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
  Bond Fund............................................ $22,392,530 $22,525,182
  Mid Capitalization Fund..............................  20,135,048  25,974,183
  Small Capitalization Fund............................  19,053,412  22,950,514
  International Discovery Fund.........................  13,120,526  15,195,433

Continued

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998

5. Related Party Transactions:

 Investment advisory services are provided to the Funds by IMC. Gulfstream Global Investors, Ltd. ("Gulfstream") served as the sub-adviser for the International Discovery Fund until November 30, 1998 when the agreement was terminated and IMC assumed the day-to-day management. Under the terms of the investment advisory agreement, IMC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisory agreement, Gulfstream was entitled to receive fees from IMC based on a percentage of the average daily net assets of the International Discovery Fund. NCB, an affiliate of IMC, serves as custodian of the Company's assets pursuant to a Custodian Service Agreement dated July 24, 1998, and receives a fee based on the daily average net assets of each Fund. Union Bank of California served the Company as the custodian until July 23, 1998.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services, Inc. ("BISYS Inc."), and BISYS are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers of the Company are affiliated, serves the Company as Administrator. Such officers are paid no fees directly by the Company for serving as officers of the Company. Under the terms of the Administration Agreement between BISYS and the Company, BISYS's fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS serves as Distributor to the Trust, and BISYS Inc. serves the Trust as Mutual Fund Accountant and Transfer Agent.

                                          Mid           Small      International
                              Bond   Capitalization Capitalization   Discovery
                              Fund        Fund           Fund          Fund
                             ------- -------------- -------------- -------------
  Investment Advisory Fees:
  Annual fee (percentage of
   average net assets).....    0.74%      1.00%          1.00%          1.25%(a)
  Administration Fees:
  Annual fee (percentage of
   average net assets).....    0.20%      0.20%          0.20%          0.20%
  Fund Accounting Fees.....  $20,231    $21,213        $20,454        $29,034
  Transfer Agent Fees......   18,392     18,282         15,428         18,392

 -------
 (a) For International Discovery Fund, IMC receives 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of the average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 and $400; and 1.05% of all average daily net assets above $400 million.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. Such amounts are reflected in the Statements of Operations.

6. Proxy:

 On August 13, 1998, a special meeting of the shareholders of The Parkstone Advantage Fund was held to consider various proposals. The vote tabulations for the various issues are as follows:

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998


Issue 1. Election of Trustees

                                           Affirmative     Against     Abstain
                                          ------------- ------------- ----------
  Robert D. Neary........................ 70,570,339.17 17,057,305.68 648,613.94
  Leigh Carter........................... 70,373,233.90 17,057,305.68 845,719.21
  John F. Durkott........................ 70,570,339.17 17,057,305.68 648,613.94
  Robert J. Farling...................... 70,570,339.17 17,057,305.68 648,613.94
  Richard W. Furst....................... 70,570,339.17 17,057,305.68 648,613.94
  Gerald L. Gherlein..................... 70,570,339.17 17,057,305.68 648,613.94
  Herbert R. Martens, Jr. ............... 70,570,339.17 17,057,305.68 648,613.94
  J. William Pullens..................... 70,570,339.17 17,057,305.68 648,613.94

Issue 2. Change each Fund's investment objective to non-fundamental

                                          Affirmative    Against      Abstain
                                         ------------- ------------ ------------
  Bond Fund.............................  8,121,231.43 1,040,144.89   808,024.12
  Mid Capitalization Fund............... 22,859,783.68 2,470,310.24 1,947,254.54
  Small Capitalization Fund............. 18,234,126.20 1,827,584.20 1,227,032.48
  International Discovery Fund.......... 10,578,642.61 1,460,502.76   644,315.96

Issue 3(a). Change to the fundamental investment limitation on underwriting activities

                                            Affirmative   Against     Abstain
                                           ------------- ---------- ------------
  Bond Fund...............................  9,006,217.20 209,464.75   753,718.48
  Mid Capitalization Fund................. 24,241,928.68 882,139.24 2,153,280.54
  Small Capitalization Fund............... 19,149,373.16 776,897.42 1,362,472.30
  International Discovery Fund............ 11,489,529.19 453,825.74   740,106.40

Issue 3(b) Change to the fundamental investment limitation on real estate transactions

                                            Affirmative   Against     Abstain
                                           ------------- ---------- ------------
  Bond Fund...............................  9,006,217.20 209,464.75   753,718.48
  Mid Capitalization Fund................. 24,241,928.68 882,139.24 2,153,280.54
  Small Capitalization Fund............... 19,149,373.16 776,897.42 1,362,472.30
  International Discovery Fund............ 11,489,529.19 453,825.74   740,106.04

Issue 3(c) Change to the fundamental investment limitation on investment in commodities

                                            Affirmative   Against     Abstain
                                           ------------- ---------- ------------
  Bond Fund...............................  9,006,217.20 209,464.75   753,718.48
  Mid Capitalization Fund................. 24,241,928.68 882,139.24 2,153,280.54
  Small Capitalization Fund............... 19,149,373.16 776,897.42 1,362,472.30
  International Discovery Fund............ 11,489,529.19 453,825.74   740,106.04

Continued

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998


Issue 3(d) Change to the fundamental investment limitation regarding industry concentration

                                            Affirmative   Against     Abstain
                                           ------------- ---------- ------------
  Bond Fund...............................  9,006,217.20 209,464.75   753,718.48
  Mid Capitalization Fund................. 24,241,928.68 882,139.24 2,153,280.54
  Small Capitalization Fund............... 19,149,373.16 776,897.42 1,362,472.30
  International Discovery Fund............ 11,489,529.19 453,825.74   740,106.04

Issue 3(e) Change to the fundamental investment limitation on loans

                                            Affirmative   Against     Abstain
                                           ------------- ---------- ------------
  Bond Fund...............................  9,006,217.20 209,464.75   753,718.48
  Mid Capitalization Fund................. 24,241,928.68 882,139.24 2,153,280.54
  Small Capitalization Fund............... 19,149,373.16 776,897.42 1,362,472.30
  International Discovery Fund............ 11,489,529.19 453,825.74   740,106.04

Issue 3(f) Change to the fundamental investment limitation on borrowing and the issuance of senior securities

                                            Affirmative   Against     Abstain
                                           ------------- ---------- ------------
  Bond Fund...............................  9,006,217.20 209,464.75   753,718.48
  Mid Capitalization Fund................. 24,241,928.68 882,139.24 2,153,280.54
  Small Capitalization Fund............... 19,149,373.16 776,897.42 1,362,472.30
  International Discovery Fund............ 11,489,529.19 453,825.74   740,106.04

Issue 3(g) Change to the fundamental investment limitation on issuer diversification

                                            Affirmative   Against     Abstain
                                           ------------- ---------- ------------
  Bond Fund...............................  9,006,217.20 209,464.75   753,718.48
  Mid Capitalization Fund................. 24,241,928.68 882,139.24 2,153,280.54
  Small Capitalization Fund...............  1,905,984.93 798,783.03 1,413,974.92
  International Discovery Fund............ 11,489,529.19 453,825.74   740,106.40

Issue 4(a) To approve a change in the fundamental investment limitation on purchasing securities on margin restriction non-fundamental

                                          Affirmative    Against      Abstain
                                         ------------- ------------ ------------
  Bond Fund.............................  8,944,458.40   154,827.49   870,114.55
  Mid Capitalization Fund............... 23,877,988.38 1,268,722.91 2,130,637.18
  Small Capitalization Fund............. 19,075,984.93   798,783.03 1,413,974.92
  International Discovery Fund.......... 11,429,238.59   458,055.60   796,167.15


Continued

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                   December 31, 1998

Issue 4(b) To approve a change in the fundamental investment limitation on writing and selling call options restriction non-fundamental

                                          Affirmative    Against      Abstain
                                         ------------- ------------ ------------
  Bond Fund.............................  8,927,955.25   171,330.64   870,114.55
  Mid Capitalization Fund............... 24,044,601.79 1,102,109.49 2,130,637.18
  Small Capitalization Fund............. 19,169,077.03   762,627.54 1,357,038.31
  International Discovery Fund.......... 11,402,183.31   487,547.77   793,730.26

7. Federal Income Tax Information (unaudited):

 Under current tax law, capital losses and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the next fiscal year. As of December 31, 1998, the following Funds had de-ferred losses of:

  Bond Fund............................................................ $ 21,768
  International Discovery Fund.........................................  303,485

Continued

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                  Bond Fund
                           ------------------------------------------------------------
For the Share Outstanding
 Throughout                                Year Ended December 31,
 the Period                ------------------------------------------------------------
                              1998         1997         1996        1995        1994
                           -----------  -----------  ----------  ----------  ----------
Net Asset Value,
 Beginning of Period....   $     10.70  $     10.33  $    10.50  $     9.35  $     9.96
                           -----------  -----------  ----------  ----------  ----------
Investment Activities
 Net investment income
  (loss)................          0.51         0.48        0.36        0.40        0.42
 Net realized and
  unrealized gains
  (losses) from
  investments...........          0.20         0.30       (0.18)       1.17       (0.96)
                           -----------  -----------  ----------  ----------  ----------
 Total from Investment
  Activities............          0.71         0.78        0.18        1.57       (0.54)
                           -----------  -----------  ----------  ----------  ----------
Distributions
 From net investment in-
  come..................         (0.49)       (0.41)      (0.35)      (0.42)      (0.07)
                           -----------  -----------  ----------  ----------  ----------
 Total Distributions....         (0.49)       (0.41)      (0.35)      (0.42)      (0.07)
                           -----------  -----------  ----------  ----------  ----------
Net Asset Value, End of
 Period.................   $     10.92  $     10.70  $    10.33  $    10.50  $     9.35
                           ===========  ===========  ==========  ==========  ==========
Total Return............         6.71%        7.69%       1.83%      16.98%      (5.38%)
Ratios/Supplementary
 Data:
Net Assets at end of pe-
 riod...................   $12,337,690  $11,856,187  $9,754,430  $6,758,241  $4,651,157
Ratio of expenses to av-
 erage net assets.......         1.44%        1.36%       1.29%       1.57%       1.80%
Ratio of net investment
 income to average net
 assets.................         5.00%        5.36%       5.32%       5.31%       5.27%
Ratio of expenses to av-
 erage net assets*......         1.50%        (a)         (a)         (a)         (a)
Portfolio turnover rate.          190%         144%        492%        178%        159%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during this period.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                           Mid Capitalization Fund
                          --------------------------------------------------------------
For a Share Outstanding
 Throughout                                Year Ended December 31,
 the Period               --------------------------------------------------------------
                             1998         1997         1996         1995         1994
                          -----------  -----------  -----------  -----------  ----------
Net Asset Value,
 Beginning of Period....  $     14.23  $     14.60  $     12.44  $      9.64  $    10.17
                          -----------  -----------  -----------  -----------  ----------
Investment Activities
 Net investment income
  (loss)................        (0.16)       (0.11)       (0.09)       (0.08)      (0.07)
 Net realized and
  unrealized gains
  (losses) from
  investments...........         1.63         1.90         2.25         2.88       (0.46)
                          -----------  -----------  -----------  -----------  ----------
 Total from Investment
  Activities............         1.47         1.79         2.16         2.80       (0.53)
                          -----------  -----------  -----------  -----------  ----------
Distributions
 From net realized
  gains.................          --         (2.16)         --           --          --
                          -----------  -----------  -----------  -----------  ----------
 Total Distributions....          --         (2.16)         --           --          --
                          -----------  -----------  -----------  -----------  ----------
Net Asset Value, End of
 Period.................  $     15.70  $     14.23  $     14.60  $     12.44  $     9.64
                          ===========  ===========  ===========  ===========  ==========
Total Return............       10.33%       12.58%       17.36%       29.05%      (5.21%)
Ratios/Supplementary
 Data:
Net Assets at end of
 period.................  $29,065,627  $31,059,179  $24,040,588  $14,977,130  $9,095,015
Ratio of expenses to
 average net assets.....        1.51%        1.53%        1.42%        1.62%       1.86%
Ratio of net investment
 income to average net
 assets.................       (0.98%)      (0.88%)      (0.73%)      (0.84%)     (0.92%)
Ratio of expenses to
 average net assets*....        1.57%         (a)          (a)          (a)         (a)
Portfolio turnover rate.          71%          55%         127%          44%         51%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during this period.


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                    Small Capitalization Fund
                                    --------------------------------------------------------------
For a Share Outstanding Throughout                   Year Ended December 31,
 the Period                         --------------------------------------------------------------
                                       1998         1997         1996         1995         1994
                                    -----------  -----------  -----------  -----------  ----------
Net Asset Value,
 Beginning of Period.....           $     17.12  $     18.20  $     15.71  $     11.58  $    11.00
                                    -----------  -----------  -----------  -----------  ----------
Investment Activities
 Net investment income
  (loss).................                 (0.20)       (0.20)       (0.15)       (0.15)      (0.13)
 Net realized and
  unrealized gains
  (losses) from
  investments............                 (0.23)       (0.79)        4.79         4.28        0.71
                                    -----------  -----------  -----------  -----------  ----------
 Total from Investment
  Activities.............                 (0.43)       (0.99)        4.64         4.13        0.58
                                    -----------  -----------  -----------  -----------  ----------
Distributions
 From net realized gains.                   --         (0.09)       (2.15)         --          --
                                    -----------  -----------  -----------  -----------  ----------
 Total Distributions.....                   --         (0.09)       (2.15)         --          --
                                    -----------  -----------  -----------  -----------  ----------
Net Asset Value, End of
 Period..................           $     16.69  $     17.12  $     18.20  $     15.71  $    11.58
                                    ===========  ===========  ===========  ===========  ==========
Total Return.............               (2.51%)       (5.47%)      29.66%       35.66%       5.27%
Ratios/Supplementary
 Data:
Net Assets at end of
 period..................           $22,454,150  $26,860,472  $24,495,224  $13,272,561  $7,476,444
Ratio of expenses to
 average net assets......                 1.53%        1.55%        1.40%        1.64%       1.98%
Ratio of net investment
 income (loss) to average
 net assets..............                (1.14%)      (1.20%)      (1.06%)      (1.29%)     (1.66%)
Ratio of expenses to
 average net assets*.....                 1.60%         (a)          (a)          (a)         (a)
Portfolio turnover rate..                   83%          51%          60%          64%         39%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during this period.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                         International Discovery Fund
                          --------------------------------------------------------------
For a Share Outstanding
 Throughout                                Year Ended December 31,
 the Period               --------------------------------------------------------------
                             1998         1997         1996         1995         1994
                          -----------  -----------  -----------  -----------  ----------
Net Asset Value,
 Beginning of Period....  $     12.44  $     12.18  $     10.59  $      9.65  $    10.35
                          -----------  -----------  -----------  -----------  ----------
Investment Activities
 Net investment income
  (loss)................        (0.10)       (0.06)       (0.04)       (0.03)      (0.07)
 Net realized and
  unrealized gains
  (losses) from
  investments...........         1.55         0.32         1.67         0.97       (0.63)
                          -----------  -----------  -----------  -----------  ----------
 Total from Investment
  Activities............         1.45         0.26         1.63         0.94       (0.70)
                          -----------  -----------  -----------  -----------  ----------
Distributions
 In excess of net
  investment income.....          --           --         (0.04)         --          --
 From net realized
  gains.................        (0.06)         --           --           --          --
                          -----------  -----------  -----------  -----------  ----------
 Total Distributions....        (0.06)         --         (0.04)         --          --
                          -----------  -----------  -----------  -----------  ----------
Net Asset Value, End of
 Period.................  $     13.83  $     12.44  $     12.18  $     10.59  $     9.65
                          ===========  ===========  ===========  ===========  ==========
Total Return............       11.61%        2.13%       15.41%        9.74%      (6.76%)
Ratios/Supplementary
 Data:
Net Assets at end of
 period.................  $18,371,025  $18,784,361  $17,000,747  $11,645,200  $9,537,019
Ratio of expenses to
 average net assets.....        2.05%        1.90%        2.00%        2.38%       2.34%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.66%)      (0.46%)      (0.35%)      (0.39%)     (1.13%)
Ratio of expenses to
 average net assets*....        2.11%         (a)          (a)          (a)         (a)
Portfolio turnover rate.          73%          34%          65%          86%         87%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) There were no waivers or reimbursements during this period.

See notes to financial statements.

                           Parkstone Advantage Fund



Board of Trustees

Robert D. Neary
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.


Herbert R. Martens, Jr.
President
Executive Vice President,
    National City Corporation
Chairman, President and Chief Executive
    Officer, NatCity Investments, Inc.


Leigh Carter
Retired President and Chief Operating
    Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products
TruSeal Technologies


John F. Durkott
President and Chief Operating Officer,
    Kittle's Home Furnishings Center, Inc.


Robert J. Farling
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


Richard W. Furst, Dean
Professor of Finance and Dean
    Carol Martin Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation


Gerald L. Gherlein
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:
WVIZ Educational Television


J. William Pullen
President and Chief Executive Officer,
    Whayne Supply Company



The Parkstone Advantage Fund Trustees also serve as the Trustees of the Armada Funds and Parkstone Group of Funds.


                                  [LOGO OF THE PARKSTONE ADVANTAGE APPEARS HERE]

The Parkstone Advantage Fund

   .  Bond Fund
   .  Mid Capitalization Fund
   .  Small Capitalization Fund
   .  International Discovery Fund




                     This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless
                     preceded or accompanied by an effective prospectus, which
Not FDIC Insured     contains details concerning the sales charges and other
                     pertinent information.


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                                                                  U.S. Postage
                                                                      PAID
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